UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On July 28, 2008, the Company and the Bank received a letter, dated June 24, 2008, from Mark Foglietta pursuant to which he resigned as a director of the Company and the Bank. Prior to his resignation, Mr. Foglietta served as the Company's “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-B under the Exchange Act. The Company and the Bank have not identified a new audit committee financial expert. A copy of Mr. Foglietta’s resignation letter is attached as Exhibit 17.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

17.1	Copy of Foglietta Resignation Letter
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: July 29, 2008	By:	/s/ Patrick G. Adams

Patrick G. Adams President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

17.1	Copy of Foglietta Resignation Letter